UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

PURSUANT  TO  SECTION  13  OR  15(d)  OF  THE  SECURITIES  EXCHANGE  ACT OF 1934

          DATE OF REPORT (Date of earliest event reported) May 23, 2001

                               AGROCAN CORPORATION
             ------------------------------------------------------
             (Exact name of Registrant as Specified in Its Charter)


Delaware
----------------------------                                --------------------
(State  or  Other  Jurisdiction                             (IRS  Employer
of  Incorporation)                                          Identification  No.)

Suite  706,  Dominion  Centre
43-59 Queen's  Road  East,  Hong  Kong
------------------------------------------                  --------------------
(Address  of  principal  executive  offices)                (Zip  Code)


     Registrant's telephone number, including area code     (852) 251-93933

                        CLI Building, 313 Hennessey Road
                              Suite 1003, Hong Kong
           -----------------------------------------------------------
          (Former name or former address, if changes since last report)


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ITEM  1.  CHANGES  IN  CONTROL  OF  REGISTRANT.

          Not  applicable.

ITEM  2.  ACQUISITION  OR  DISPOSITION  OF  ASSETS.

          Not  applicable.

ITEM  3.  BANKRUPTCY  OR  RECEIVERSHIP.

          Not  applicable.

ITEM  4.  CHANGES  IN  REGISTRANT'S  CERTIFIYING  ACCOUNTANTS.

          Not  applicable.

ITEM  5.  OTHER  EVENTS.

Effective on May 23, 2001, AgroCan Corporation's principal executive offices were relocated to Suite 706, Dominion Centre, 43-59 Queen's Road East, Hong Kong.

ITEM  6.  RESIGNATIONS  OF  REGISTRANT'S  DIRECTORS.

          Not  Applicable.

ITEM  7.  FINANCIAL  STATEMENTS  AND  EXHIBITS.

          Not  Applicable.

ITEM  8.  CHANGE  IN  FISCAL  YEAR.

          Not  applicable.

ITEM  9.  SALES  OF  EQUITY  SECURITIES  PURSUANT  TO  REGULATION  S.

          Not  Applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  May  23,  2001                   AGROCAN  CORPORATION
       -----------------                 ---------------------
                                         (Registrant)

                                         By:     /s/     LAWRENCE  HON
                                         ------------------------------
                                         Lawrence  Hon,  President
                                         Chief  Executive  Officer
                                         (Duly Authorized Officer)


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